UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Plumas Bancorp

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PLUMAS BANCORP

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Plumas Bancorp, (the “Company”) which will be held at the Plumas Bank Credit Administration Building located at 32 Central Avenue, Quincy, California, on Wednesday, May 15, 2013 at 10:30 a.m. At this annual meeting, shareholders will be asked to (i) elect eight directors for the next year, (ii) vote on approval of a non-binding advisory vote on the Company’s executive compensation, (iii) vote on the frequency of future voting on the non-binding advisory vote on executive compensation, (iv) vote on the ratification of the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2013 and (v) vote on the approval of the Plumas Bancorp 2013 stock option plan.

Plumas Bancorp is requesting your proxy to vote in favor of all of the nominees for election as directors. The Board of Directors of Plumas Bancorp recommends that you vote “FOR” the election of each of the nominees for director and “FOR” proposals Two, Four and Five and vote for a frequency of every three (3) years on proposal Three.

The proxy statement contains information about each of the nominees for directors, the Company’s executive compensation, and each of the other proxy proposals for shareholder vote.

To ensure that your vote is represented at this important meeting, please sign, date and return the proxy card in the enclosed envelope as promptly as possible. As an alternative to using your paper proxy card to vote, you may also vote by telephone or over the internet by following the instructions on your proxy card.

Sincerely,

Andrew J. Ryback
President and Chief Executive Officer

The date of this proxy statement is April 1, 2013.

Notice of Annual Meeting of Shareholders

Plumas Bancorp

To:	The Shareholders of

Plumas Bancorp

Notice is hereby given that, pursuant to its Bylaws and the call of its Board of Directors, the annual meeting of shareholders of Plumas Bancorp will be held at the Plumas Bank Credit Administration Building located at 32 Central Avenue, Quincy, California, on Wednesday, May 15, 2013 at 10:30 a.m., for the purpose of considering and voting upon the following matters:

1.	Election of Directors. To elect eight (8) persons to serve as directors of the Bancorp until their successors are duly elected and qualified.

Alvin G. Blickenstaff	Arthur C. Grohs
William E. Elliott	Robert J. McClintock
Gerald W. Fletcher	Terrance J. Reeson
John Flournoy	Daniel E. West

2.	Advisory Vote on Executive Compensation. To vote on a non-binding advisory vote on the Company’s executive compensation.

3.	Advisory Vote on Frequency of Vote on Executive Compensation. To vote on a non-binding advisory vote on the frequency of the advisory vote on compensation of named executive officers.

4.	Ratification of the Appointment of Independent Auditors. To vote on the ratification of the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2013.

5.	Plumas Bancorp 2013 Stock Option Plan. To vote on the approval of the Plumas Bancorp 2013 Stock Option Plan.

6.	Transaction of Other Business. To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 28, 2013 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the meeting.

You are urged to vote in favor of the election of all of the nominees for directors, to vote “FOR” approval of a non-binding advisory vote on the Company’s executive compensation, for a frequency of every 3 years on the advisory vote on executive compensation, “FOR” the ratification of the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2013 and “FOR” the approval of Plumas Bancorp’s 2013 Stock Option Plan, by signing and returning the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. As an alternative to using your paper proxy card to vote, you may also vote by telephone or over the internet by following the instructions on your proxy card. If you do attend the meeting, you may then withdraw your proxy. The proxy may be revoked at any time prior to its exercise.

By Order of the Board of Directors,

Dated: April 1, 2013	Terrance J. Reeson, Vice Chairman and Secretary

Plumas Bancorp

Proxy Statement

Annual Meeting of Shareholders

May 15, 2013

Plumas Bancorp (the “Company”) is providing this proxy statement to its shareholders in connection with the annual meeting (the “Meeting”) of shareholders to be held at the Plumas Bank Credit Administration Building located at 32 Central Avenue, Quincy, California, on Wednesday, May 15, 2013 at 10:30 a.m. and at any and all adjournments thereof.

It is expected that the Company will mail this proxy statement and accompanying notice and form of proxy to shareholders on or about April 9, 2013.

Shareholders may also view this proxy statement and the 2012 Annual Report to Stockholders on the internet at http://materials.proxyvote.com/729273.

General Information

Voting By Proxy. Whether or not you plan to attend the annual meeting, you may submit a proxy to vote the shares registered in your name via internet, telephone or mail as more fully described below:

•	By Internet: Go to http://www.proxyvote.com and follow the instructions. You will need information from your proxy card or electronic delivery notice to submit your proxy.

•	By Telephone: Call 1.800.690.6903 and follow the voice prompts. You will need information from your proxy card or electronic delivery notice to submit your proxy.

•	By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.

If a bank, broker or other nominee holds your shares, you will receive voting instructions directly from the holder of record. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via internet or telephone. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations “FOR”:

•	Proposal 1: Election to the Board of all of the 8 director nominees named in this proxy statement;

•	Proposal 2: Approval of a non-binding advisory vote on the Company’s executive compensation;

•	Proposal 3: A frequency of 3 years for the advisory vote on executive compensation;

•	Proposal 4: Ratification of the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2013; and

•	Proposal 5: Approval of Plumas Bancorp’s 2013 Stock Option Plan.

If other matters properly come before the annual meeting, the persons appointed to vote the proxies will vote on such matters in accordance with their best judgment. Such persons also have discretionary authority to vote to adjourn the annual meeting, including for the purpose of soliciting proxies to vote in accordance with the Board’s recommendations on any of the above items.

Revocability of Proxies and Proxy Voting

You may revoke your proxy at any time before it is exercised by:

•	written notice of revocation delivered to Terrance J. Reeson, Corporate Secretary of Plumas Bancorp, at 35 S. Lindan Avenue, Quincy, California 95971;

•	a properly executed proxy of a later date mailed to the Company;

•	casting a new vote by telephone or internet; or

•	voting in person at the annual meeting if you are the record holder.

If you are a street name shareholder and you voted by proxy, you may revoke your proxy by informing the holder of record in accordance with that entity’s procedures. In addition, the powers of the proxy holders will be revoked if the person executing the proxy is present at the meeting and elects to vote in person. Subject to such revocation or suspension, the proxy holders will vote all shares represented by a properly executed proxy received in time for the meeting in accordance with the instructions on the proxy.

If no instruction is specified by the shareholder with regard to the matter on the proxy to be acted upon, the proxy holders will vote the shares represented by the proxy “FOR” each of the nominees for directors, “FOR” approval of a non-binding advisory vote on the Company’s executive compensation, for a frequency of every 3 years on the advisory vote on executive compensation, “FOR” the ratification of the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2013 and “FOR” approval of Plumas Bancorp’s 2013 Stock Option Plan. If any other matter is presented at the meeting, the proxy holders will vote in accordance with the recommendations of management.

Persons Making the Solicitation

The Board of Directors of the Company is soliciting proxies. The Company will bear the expense of preparing, assembling, printing and mailing this proxy statement and the material used in the solicitation of proxies for the meeting. The Company contemplates that proxies will be solicited principally through the use of the mail, but officers, directors and employees of Plumas Bancorp may solicit proxies personally or by telephone, without receiving special compensation for the solicitation. Although there is no formal agreement to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. In addition, the Company may utilize the services of individuals or entities not regularly employed by the Company in connection with the solicitation of proxies, if management of the Company determines that this is advisable.

Voting Securities

Management of the Company has fixed March 28, 2013 as the record date for purposes of determining the shareholders entitled to notice of, and to vote at, the meeting. On March 28, 2013, there were 4,776,339 shares of Plumas Bancorp’s common stock issued and outstanding. Each holder of Plumas Bancorp’s common stock will be entitled to one vote for each share of the Company’s common stock held of record on the books of Plumas Bancorp as of the record date. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the meeting gives notice at the meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of Plumas Bancorp gives that notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the record date, multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit. If cumulative voting is declared at the meeting, votes represented by proxies delivered pursuant to this proxy statement may be cumulated in the discretion of the proxy holders, in accordance with management’s recommendation.

The effect of broker non-votes is that such votes are not counted as being voted; however, such votes are counted for purposes of determining a quorum. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.

Shareholdings of Certain Beneficial Owners and Management

Management of Plumas Bancorp knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent or more of the outstanding shares of the Company’s common stock, except as set forth in the table below. The following table sets forth, as of March 22, 2013, the number and percentage of shares of Plumas Bancorp’s outstanding common stock beneficially owned, directly or indirectly, by principal shareholders, by each of the Company’s directors, our executive officers named in the Summary Compensation Table contained in this Proxy and by the directors and executive officers of the Company as a group. The shares “beneficially owned” are determined under the Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, named executive officer or principal shareholder has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 22, 2013. Unless otherwise indicated, the persons listed below have sole voting and investment powers of the shares beneficially owned or acquirable by exercise of stock options. Management is not aware of any arrangements, which may result in a change of control of Plumas Bancorp.

	Amount and Nature of
Beneficial Owner	Beneficial Ownership (a)		Percent of Class (a)
Principal Shareholders that own 5% or more:
Cortopassi (b)	476,967		9.9
Directors and Named Executive Officers:
Andrew J. Ryback, President and CEO	55,104	(1)	1.1
Monetta R. Dembosz, EVP- Operations Manager of Plumas Bank	38,087	(2)	*
B. J. North, EVP—Retail Banking Manager of Plumas Bank	7,200	(3)	*
Daniel E. West, Director and Chairman of the Board	71,754	(4)	1.5
Terrance J. Reeson, Director, Vice Chairman and Secretary of the Board	88,855	(5)	1.9
Alvin G. Blickenstaff, Director	84,468	(6)	1.8
William E. Elliott, Director	81,010	(7)	1.7
Gerald W. Fletcher, Director	39,478	(8)	*
John Flournoy, Director	41,425	(9)	*
Arthur Grohs, Director	38,273	(10)	*
Robert J. McClintock, Director	71,968	(11)	1.5
All 13 Directors and Executive Officers as a Group	680,381		13.8

*	Less than one percent
(a)	Includes 155,242 shares subject to options held by the directors and executive officers that were exercisable within 60 days of March 23, 2012. These are treated as issued and outstanding for the purpose of computing the percentage of each director, named executive officer and the directors and executive officers as a group, but not for the purpose of computing the percentage of class owned by any other person, including principal shareholders.

(b)	Two Cortopassi controlled entities have beneficial ownership over a total of 476,967 shares of Plumas Bancorp. The Cortopassi Family Trust owns 156,410 shares of Plumas Bancorp, while Cortopassi Partners, L.P. owns 320,557 shares of Plumas Bancorp. Dean A. Cortopassi is the Trustee of the Cortopassi Family Trust and is also President of San Tomo, Inc., the general partner of Cortopassi Partners, L.P. Mr. Cortopassi disclaims beneficial ownership of the shares held by Cortopassi Family Trust and Cortopassi Partners, L.P. except to the extent of his pecuniary or partnership interests therein. The address of the Cortopassi entities is 11292 North Alpine Road, Stockton, California 95212.
(1)	Mr. Ryback has sole voting and investment powers as to 20,180 shares and shared voting and investment powers as to 10,000 shares. Mr. Ryback has 24,924 shares acquirable by exercise of stock options.
(2)	Ms. Dembosz has sole voting and investment powers as to 8,963 shares and has 29,124 shares acquirable by exercise of stock options.
(3)	Ms. North has 7,200 shares acquirable by exercise of stock options.
(4)	Mr. West has sole voting and investment powers as to 7,125 shares, shared voting and investment powers as to 32,754 shares, sole voting powers but shared investment powers as to 16,794 shares and no voting or investment powers as to 5,857 shares. He also has 9,224 shares acquirable by exercise of stock options.
(5)	Mr. Reeson has shared voting and investment powers as to 74,771 shares and sole voting and investing powers as to 4,860 shares. He also has 9,224 shares acquirable by exercise of stock options.
(6)	Mr. Blickenstaff has shared voting and investment powers as to 67,202 shares, sole voting and investing powers as to 5,191 shares and no voting or investment powers as to 2,851 shares. He also has 9,224 shares acquirable by exercise of stock options.
(7)	Mr. Elliott has shared voting and investment powers as to 77,410. He also has 3,600 shares acquirable by exercise of stock options.
(8)	Mr. Fletcher has sole voting and investment powers as to 45 shares and shared voting and investment powers as to 30,209 shares. He also has 9,224 shares acquirable by exercise of stock options.
(9)	Mr. Flournoy has sole voting and investment powers as to 34,950 shares and no voting or investment powers as to 375 shares. He also has 6,100 shares acquirable by exercise of stock options.
(10)	Mr. Grohs has shared voting and investment powers as to 28,478 shares and no voting or investment powers as to 571 shares. He also has 9,224 shares acquirable by exercise of stock options.
(11)	Mr. McClintock has sole voting and investment powers as to 27,310 shares and shared voting and investment powers as to 43,058 shares. He also has 1,600 shares acquirable by exercise of stock options.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Plumas Bancorp’s directors and certain executive officers and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). The Reporting Persons are required by SEC regulation to furnish the Bancorp with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and with respect to its 2012 fiscal year, no director, executive officer or beneficial owner of 10% or more of the Company’s common stock failed to file, on a timely basis, reports required during or with respect to 2012 by Section 16(a) of the Securities Exchange Act of 1934, as amended.

PROPOSAL 1

ELECTION OF DIRECTORS

The persons named below, all of whom are current members of the Board of Directors (the “Board”), will be nominated for election as directors at the Meeting to serve until the 2014 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes of the proxy holders will be cast in such a manner as to effect the election of all 8 nominees, as appropriate. The 8 nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

The following table sets forth the names of, and certain information concerning, the persons to be nominated by the Board for election as directors of Plumas Bancorp.

		Year First
Name and Title		Appointed
Other than Director	Age	Director	Principal Occupation During the Past Five Years
Daniel E. West Chairman of the Board	59	1997	President, Graeagle Land & Water Co., a land management company. President, Graeagle Water Co, a private water utility, Graeagle, CA.
Terrance J. Reeson Vice Chairman and Secretary of the Board	68	1984	Retired. Formerly with the U.S. Forestry Service, Quincy, CA.
Alvin G. Blickenstaff	77	1988	Farmer and Rancher, partner in Blickenstaff Ranch, Janesville, CA.
William E. Elliott	72	1987	Retired. Formerly President and CEO of Plumas Bancorp and Plumas Bank, Quincy, CA.
Gerald W. Fletcher	70	1988	Forest Products Wholesaler, Susanville, CA.
John Flournoy	68	2005	Rancher and Chief Financial Officer of Likely Land and Livestock Corporation, Likely, CA.
Arthur C. Grohs	76	1988	Retired. Former Retailer, Sparks, NV.
Robert J. McClintock	55	2008	Certified Public Accountant, co-owner of McClintock Accountancy Corporation, Tahoe City, CA.

The following is a brief discussion of the experience and qualifications of each nominee that the Corporate Governance Committee considered, in light of the Company’s business and structure, in nominating them for service as Directors:

Daniel E. West

Chairman of the Board

Director since 1997

Mr. Daniel E. West has lived in Graeagle, California since 1958. He is president of Graeagle Land and Water Company, a land management company, and Graeagle Water Company, a private water utility. Mr. West is a managing member of Graeagle Timber Company, LLC and is a member of the Feather River College Foundation. He also serves as a director on the boards of Graeagle Fire Protection District and California Water Association. Mr. West’s valuable business acumen, his extensive experience on various and diverse boards, and his deep ties to his community highly qualify him for service as a board director and chairman.

Terrance J. Reeson

Vice Chairman

Director since 1984

Mr. Terrance J. Reeson has lived in Quincy, California for nearly 50 years. He is a retired U.S. Forest Service Aviation Officer for the Plumas National Forest. Mr. Reeson is active in his community and is a former executive director of the Quincy Chamber of Commerce. Mr. Reeson’s relevant experience qualifying him for service as a director includes: extensive government service and widespread civic and community involvement.

Alvin G. Blickenstaff

Director

Director since 1988

Mr. Alvin G. Blickenstaff was born and raised in the Susanville, California area. Mr. Blickenstaff is the senior partner of Blickenstaff Ranch; a family owned and operated partnership, where they raise premium alfalfa hay, wheat, and alfalfa seed. The partnership also operates a game bird club. He was a founding director and chairman of former Sierra Security Bank. Mr. Blickenstaff is a member and past president of both the Lassen County Farm Bureau and Lassen County Cattleman’s Association. He served as a 4-H leader and on the Jr. Sale Livestock Sale Committee for 42 years. He served on the FHA Loan Board and the Agricultural Stabilization and Conservation committee and received the Conservationist of the Year Award in 1972. In 2007, he was recognized with a Distinguished Service Award for community service by his peers. Mr. Blickenstaff’s expertise in the agricultural industry and business management highly qualifies him for service as a board director.

William E. Elliott

Director

Director since 1987

Mr. William E. Elliott joined Plumas Bank in 1987 as President and Chief Executive Officer and retired in 2005. He has been in the banking industry for over 45 years holding various management and board positions; this experience highly qualifies him for service as a board director. Mr. Elliott graduated from California State University, Sacramento where he received a Bachelor of Science degree in Accounting and a Masters in Business Administration. He also graduated from the Pacific Coast Banking School at the University of Washington. Mr. Elliott is very active in his community; he is chairman of the Feather River Community College Board with over 20 years experience, and he is a former director on the Plumas District Hospital Board with 22 years experience, both in Quincy, California. He has been a member of the Rotary Club for over 40 years.

Gerald W. Fletcher

Director

Director since 1988

Mr. Gerald W. Fletcher has lived in Susanville, California since 1956 and is a retired rancher, realtor, and insurance agent. He is a former director of former Sierra Security Bank. Mr. Fletcher owns and operates Fletcher Christmas Trees. He was also a reforeststation contractor and planted millions of trees throughout northern California. He is a member and past president of Lassen County Cattleman’s Association and a member of the Lassen County Farm Bureau. Mr. Fletcher’s relevant experience qualifying him for service as a board director is comprised of a broad range of management and community service experience including his past service as Lieutenant in the Susanville Volunteer Fire Department, ex-Sergeant of the California National Guard, a past 4-H Leader and member of the Lassen County Jr. Livestock Auction Committee.

John Flournoy

Director

Director since 2005

Mr. John Flournoy was born and raised in Likely, California. He is a rancher and hay producer in Likely, California. Since 1971, he has served on the board of directors of the South Fork Irrigation District (SFID). He served for many years as a committee member for the Farm Service Agency where he reviewed all loan applications for small agricultural operations and evaluated collateral releases and settlements. Mr. Flournoy’s relevant experience qualifying him for service as a board director includes: lifelong experience as a rancher and hay producer on his family owned ranch, expertise in business and agricultural lending, and operational risk management.

Arthur C. Grohs

Director

Director since 1988

Mr. Arthur C. Grohs was born in Susanville, California and raised in Westwood and Susanville, California. He retired after 35 years of retail store ownership in Susanville. Mr. Grohs now resides in Reno, Nevada. As an experienced business owner and entrepreneur, he is an active counselor with SCORE of Northern Nevada. Through SCORE, Mr. Grohs enjoys providing free and confidential business advice to entrepreneurs working to start new businesses and grow existing businesses; and in turn, helps them become a vital part of the Northern Nevada business community. Mr. Grohs’ relevant experience qualifying him for service as a board director includes: marketing, long range planning, personnel management, and operational risk management.

Robert J. McClintock

Director

Director since 2008

Mr. Robert J. McClintock has lived in Tahoe City, California for over 25 years. He is a Certified Public Accountant and is co-owner of McClintock Accountancy Corporation headquartered in Tahoe City, California with an additional office in Truckee, California. As a CPA, Mr. McClintock brings strong accounting and financial skills important to the oversight of the Company’s financial reporting, enterprise and operational risk management. Mr. McClintock is Assistant Scoutmaster for Boy Scouts of America. He is also a board member of the Kiwanis Club of North Lake Tahoe and has served as past President and Treasurer. He is a member of the advisory board for the Tahoe Truckee Excellence in Education Foundation and has served previously as Treasurer. Mr. McClintock attended Michigan Tech University where he received his Bachelor of Science degree in Business Administration.

All nominees will continue to serve if elected at the meeting until the 2014 annual meeting of shareholders and until their successors are elected and have been qualified. None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers of Plumas Bancorp acting within their capacities as such. There are no family relationships between any of the directors of Plumas Bancorp. No director of the Company serves as a director of any company that has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

The Board of Directors and Committees

During 2012, the Company’s Board of Directors met 17 times. None of Plumas Bancorp’s directors attended less than 75 percent of all Board of Directors’ meetings and committee meetings of which they were members. The Company does not have a policy requiring director attendance at its annual meeting; however, most directors attend the meeting as a matter of course. All current directors attended the annual meeting of shareholders held in May 2012. The Board has established, among others, an Audit Committee and a Corporate Governance Committee and each of these committees have charters. Charters for each of these committees are available on the Company’s website www.plumasbank.com.

Shareholder Communication with the Board of Directors

If you wish to communicate with the Board of Directors or the Chairman of the Board of Directors you may send correspondence to the Corporate Secretary, Plumas Bancorp, 35 S. Lindan Avenue, Quincy, California 95971. The Corporate Secretary will perform a review of such correspondence to ensure that communications forwarded to the Board of Directors or the Chairman preserve the integrity of the process. For example, items that are unrelated to the duties and responsibilities of the Board of Directors or the Chairman such as spam, junk mail and mass mailings, product complaints, personal employee complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements (the “Unrelated Items”) will not be forwarded. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be forwarded. Any communication that is relevant to the conduct of the Company’s business and is not forwarded will be retained for one year (other than Unrelated Items) and made available to the Chairman and any other independent director on request. The independent directors grant the Corporate Secretary discretion to decide what correspondence shall be shared with Company management and specifically instruct that any personal employee complaints be forwarded to Company’s Human Resources Department.

Board Role in Risk Oversight

The Board’s duties include understanding and assessing risks to the Company and monitoring the management of those risks. To fulfill this responsibility the directors are expected to attend all meetings and review materials in advance of the meetings. Each meeting includes a review of the activities of each board committee including the committee’s activities related to risk management. Each of our board committees concentrates on specific risks for which they have an expertise and each committee is required to regularly report to the Board of Directors on its findings.

The Board believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. In carrying out this critical responsibility, the Board has designated the Audit Committee with primary responsibility for overseeing enterprise risk management. While the Audit Committee has primary responsibility for overseeing enterprise risk management, each of the other Board committees also considers risk within its area of responsibility. For example, the Corporate Governance Committee reviews risks related to legal and regulatory compliance as they relate to corporate governance structure and processes, reviews risks related to compensation matters. The Board is apprised by the committee chairs of significant risks and management’s response to those risks via periodic reports. While the Board and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to the Board and its committees on such matters.

Furthermore, because the banking industry is highly regulated, certain risks to the Company are monitored by the Board of Directors through its review of the Company’s compliance with regulations set forth by its regulatory authorities, including the FDIC and recommendations contained in regulatory examinations.

With respect to risk related to compensation matters, the Corporate Governance Committee considers, in establishing and reviewing the Company’s executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Executives’ base salaries are fixed in amount and thus do not encourage risk-taking. During 2012 no bonuses programs where in effect. The other significant source of compensation to Executives is in the form of long-term equity awards that are important to help further align executives’ interests with those of the Company’s shareholders. The Corporate Governance Committee believes that these awards do not encourage unnecessary or excessive risk-taking since the ultimate value of the awards is tied to the Company’s stock price, and since awards are subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.

The Corporate Governance Committee has also reviewed the Company’s compensation programs for employees generally and has concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The Corporate Governance Committee believes that the design of the Company’s annual cash and long-term equity incentives provides an effective and appropriate mix of incentives to help ensure the Company’s performance is focused on long-term stockholder value creation and does not encourage the taking of short-term risks at the expense of long-term results.

Leadership Structure of Board

The Board believes that the Company and its shareholders are best served by having an independent Board Chairman and a separate CEO. We separate these roles in recognition of the differences between the two roles. The CEO is responsible for day to day leadership and performance of the Company, while the Chairman of the Board provides strategic guidance to the CEO and presides over meetings of the full Board.

Code of Ethics

The Board of Directors has adopted a code of business conduct and ethics for directors, officers (including Plumas Bancorp’s principal executive officer and principal financial officer) and financial personnel, known as the Corporate Governance Code of Ethics. This Code of Ethics Policy is available on Plumas Bancorp’s website at www.plumasbank.com. Shareholders may request a free copy of the Code of Ethics Policy from Plumas Bancorp, Ms. Elizabeth Kuipers, Investor Relations, 35 S. Lindan Avenue, Quincy, California 95971. Additionally, a copy of the Company’s Corporate Governance Code of Ethics can be accessed at http://www.plumasbank.com. Click on the “Investor Relations tab” and then Governance Documents.

Director Independence

The Board has determined that each of the following non-employee directors are “independent” within the meaning of the listing standards and rules of NASDAQ.

Daniel E. West	Terrance J. Reeson
Alvin G. Blickenstaff	Gerald W. Fletcher
John Flournoy	Arthur C. Grohs
Robert J. McClintock

Audit Committee

Plumas Bancorp has an Audit Committee composed of Mr. McClintock, Chairman and Messrs. Flournoy, Grohs and Reeson. The Board has determined that each member of the Audit Committee meets the independence and experience requirements of the listing standards of NASDAQ and the Securities and Exchange Commission. The Board has also determined that Mr. Robert J. McClintock is qualified as an audit committee financial expert and that he has accounting or related financial management expertise, in each case in accordance with the rules of the Securities and Exchange Commission and NASDAQ’s listing standards.

The Audit Committee met ten times during 2012. The Audit Committee reviews all internal and external audits including the audit by Crowe Horwath LLP, the Company’s independent auditor. The Audit Committee reports any significant findings of audits to the Board of Directors, and ensures that the Company’s internal audit plans are met, programs are carried out, and deficiencies and weaknesses, if any, are addressed. The Audit Committee meets regularly to discuss and review the overall audit plan. The Audit Committee’s policy is to pre-approve all recurring audit and non-audit services provided by the independent auditors through the use of engagement letters. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding all services provided by the independent auditors and fees associated with those services performed to date. The fees paid to the independent auditors in 2012 and 2011 were approved per the Audit Committee’s pre-approval policies.

Audit Committee Report

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Plumas Bancorp specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

The Board of Directors and the Audit Committee has reviewed Plumas Bancorp’s audited financial statements and discussed such statements with management. The Audit Committee has discussed with Crowe Horwath LLP, the Company’s independent auditors during the year 2012, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (Communication with Audit Committee, as amended).

The Audit Committee received written disclosures and a letter from Crowe Horwath LLP, required by Independence Standards Board Standard No. 1 and has discussed with them their independence from management. The Audit Committee has also considered whether the independent auditors’ provision of other non-audit services is compatible with the auditors’ independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that Plumas Bancorp’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE:

Robert J. McClintock, Chairman	John Flournoy
Arthur C. Grohs	Terrance J. Reeson

Corporate Governance Committee

Plumas Bancorp has a Corporate Governance Committee which met five times during 2012. The Corporate Governance Committee consists of Mr. Grohs, Chairman, and Messrs. Blickenstaff, Reeson and West. The Board has determined that Messrs. Grohs, Blickenstaff, Reeson and West are “independent” within the meaning of the listing standards and rules of NASDAQ. The Corporate Governance Committee provides assistance to the Board by identifying qualified individuals as prospective Board members, recommends to the Board the director nominees for election at the annual meeting of shareholders, nominates the Chairperson and Vice-Chairperson of the Board, oversees the annual review and evaluation of the performance of the Board and its committees, and develops and recommends corporate governance guidelines to the Board of Directors.

During 2008 the Board transferred the duties and responsibilities of the Compensation Committee to the Corporate Governance Committee and eliminated the separate Compensation Committee. This expanded the responsibilities of the Corporate Governance Committee to include among other duties, to at least annually review, adjust (as necessary), and approve the Company’s directors’ compensation, including cash, equity or other compensation for service on the Board, any committee of the Board and as Chairperson of the Board or any committee of the Board, at least annually review, adjust (as necessary) and approve the Chief Executive Officer’s compensation, provide advice and consent to the Chief Executive Officer in the review and adjustment of executive officer compensation (other than the Chief Executive Officer), approve the compensation strategy for the Company’s employees, review and recommend for approval by the Board all equity-based compensation, including stock options and stock grants and approve other personnel matters, which are in excess of management’s authority.

The Corporate Governance Committee is also responsible for compliance with the Emergency Economic Stabilization Act, as amended with respect to the semi-annual review and certification of incentive compensation arrangements for the Chief Executive Officer and other senior executive officers to ensure that the senior executive officer (SEO) incentive compensation arrangements do not encourage the senior executive officers to take unnecessary and excessive risks that threaten the value of the Company for the duration that the Company has funds from the United States Treasury under the Capital Purchase Program. The Corporate Governance Committee has completed two such reviews during 2012 and has identified and limited during the applicable period any features of the SEO compensation plans that could lead SEOs to take unnecessary and excessive risks that could threaten the value of Plumas Bancorp, and during that same applicable period has identified any features of the employee compensation plans that pose risks to Plumas Bancorp and has limited those features to ensure that Plumas Bancorp is not unnecessarily exposed to risks. The Corporate Governance Committee has reviewed the terms of each employee compensation plan and identified any features of the plan that could encourage the manipulation of reported earnings of Plumas Bancorp to enhance the compensation of an employee and has limited those features.

The Corporate Governance Committee has the authority, to the extent it deems necessary, to retain and terminate an outside compensation consultant to assist in the evaluation of director and executive officer compensation and benefit matters. During the year ending December 31, 2012 the Corporate Governance Committee did not engage an outside compensation consultant.

The Corporate Governance Committee does not have any written specific minimum qualifications or skills that the committee believes must be met by either a committee-recommended or a security holder-recommended candidate in order to serve on the Board. The Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Corporate Governance Committee or the Board decided not to re-nominate a member for re-election, the Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the following criteria. While no specific diversity policy exists, when identifying and evaluating new directors, the Corporate Governance Committee considers the diversity and mix of the existing Board of Directors, including, but not limited to, such factors as: the age of the current directors, their geographic location (being a community bank, there is a strong preference for local directors), background, skills and employment experience. Among other things, when examining a specific candidate’s qualifications, the Corporate Governance Committee considers the candidate’s: ability to represent the best interest of the Company, existing relationships with the Company, interest in the affairs of the Company and its purpose, ability to fulfill director responsibilities, leadership skill, reputation within the Company’s community, community service, integrity, business judgment, ability to develop business for Plumas Bancorp and ability to work as a member of a team. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. All nominees to be considered at the Meeting were recommended by the Corporate Governance Committee.

The Corporate Governance Committee will consider nominees to the Board proposed by shareholders, although the Board has no formal policy with regard to shareholder nominees as it considers all nominees on their merits as aforementioned. Any shareholder nominations proposed for consideration by the Board may only be made by complying with the procedures which are included in this proxy statement and should be addressed to:

President

Plumas Bancorp

35 S. Lindan Avenue

Quincy, CA 95971

PROPOSAL 2

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that stockholders cast an advisory (non-binding) vote on the executive compensation paid to the executive officers listed in the Summary Compensation Table, as well as an advisory vote with respect to whether future Executive Compensation votes will be held every one, two or three years, which is the subject of Proposal No. 3.

This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a shareholder the opportunity to provide an advisory vote on the Company’s executive compensation as disclosed in this proxy statement through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K is hereby APPROVED.”

Because the vote is advisory, it will not be binding upon the Board of Directors, will not overrule any decision made by the Board of Directors, and will not create or imply any additional fiduciary duty on the Board of Directors. The Corporate Governance Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors believes that the Company’s executive compensation program is reasonable in comparison both to similar sized companies in the industry and to the performance of the Company during 2012. We also believe that the Company’s compensation program is effective in aligning the interests of the executives with the interests of the Company’s stockholders on a long-term basis and is appropriate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 3

APPROVE A NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act requires us to provide shareholders with an advisory shareholder vote to determine how often to present the advisory shareholder vote to approve the compensation of our named executive officers (the “say-on-pay vote”). We must solicit your advisory vote on whether to have the say-on-pay vote every 1, 2 or 3 years. Shareholders may vote as to whether the say-on-pay vote should occur every 1, 2 or 3 years, or may abstain from voting on the matter. The frequency (every 1, 2 or 3 years) that receives the highest number of votes will be deemed to be the choice of the shareholders. The following resolution is presented to shareholders.

“RESOLVED, that the frequency for shareholders to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, shall be every year, every two years, every three years shall be determined by the shareholders, with shareholders also being able to abstain on voting on this matter”

The next time shareholders will have an opportunity to vote on the frequency of the advisory shareholder vote to approve the compensation of our named executive officers will be in 2019. We value the opinion of our shareholders and welcome communication regarding our executive compensation policies and practices. After taking into account various considerations described below, we believe that a triennial vote will provide shareholders with the ability to express their views on our executive compensation policies and practices while providing us with an appropriate amount of time to consult with our shareholders and to consider their input.

Our executive compensation program is administered by our Corporate Governance Committee, as described in this proxy statement. Compensation decisions with respect to our named executive officers, are disclosed in our proxy statement. We believe that establishing a three-year time frame for holding shareholder advisory votes on executive compensation will both enhance shareholder communication and provide the Company time to consider, engage with and respond to shareholders, in terms of expressed concerns or other feedback. In addition, we believe a long term focus will decrease the likelihood of a detrimental change in the Company’s executive compensation program made in response to short-term economic or market fluctuations

Although, as an advisory vote, this proposal is not binding upon the Company or the Board, the Board will carefully consider the shareholder vote on this matter, along with all other expressions of shareholder views it receives on this matter.

While you have the opportunity to vote for every 1, 2 or 3 years, or abstain from voting on the frequency of shareholders voting on “say-on-pay”, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR A FREQUENCY OF EVERY 3 YEARS.

Executive Officers

The following table sets forth information concerning executive officers of Plumas Bancorp and Plumas Bank:

Name	Age	Position and Principal Occupation for the Past Five Years
Andrew J. Ryback	47	President and Chief Executive Officer of Plumas Bancorp and Plumas Bank since November 16, 2011. Interim President and Chief Executive Officer of Plumas Bancorp and Plumas Bank effective March 29, 2010. Formerly Executive Vice President and Chief Financial Officer of Plumas Bancorp and Plumas Bank.
Richard L. Belstock	56	Executive Vice President of Plumas Bancorp and Plumas Bank since July 18, 2012. Chief Financial Officer of Plumas Bancorp and Plumas Bank since November 16, 2011. Interim Chief Financial Officer of Plumas Bancorp and Plumas Bank effective March 31, 2010. Formerly Vice President and Controller of Plumas Bancorp and Plumas Bank.
Monetta R. Dembosz	62	Executive Vice President and Operations Manager of Plumas Bank since February 2007. Previously Senior Vice President and Operations Manager of Plumas Bank.
B. J. North	62	Executive Vice President of Retail Banking, Marketing and Wealth Management of Plumas Bank since July 2008. Previously Chief Advancement Officer for Truckee Meadows Community College.
Kerry D. Wilson	56	Executive Vice President and Chief Credit Officer of Plumas Bank since July 18, 2012. Chief Credit Administrator of Plumas Bank since February, 2012. Previously Senior Vice President and Assistant Loan Administrator of Plumas Bank.

Executive Compensation

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus		Stock Awards (1)		Option Awards (2)		Non-Equity Incentive Plan Compensation (3)		Nonqualified Deferred Compensation Earnings		All Other Compensation (4)		Total
(a)	(b)	(c)		(d)		(e)		(f)		(g)		(h)		(i)		(j)
Andrew J. Ryback President and CEO of Plumas Bancorp and Plumas Bank	2012 2011	$ $	184,167 175,000	$ $	0 0	$ $	0 0	$ $	0 0	$ $	0 0	$ $	0 0	$ $	6,714 3,216	$ $	190,881 178,216
B. J. North EVP, Retail Banking Plumas Bank	2012 2011	$ $	135,000 135,000	$ $	0 0	$ $	0 0	$ $	0 14,256	$ $	0 0	$ $	0 0	$ $	12,924 9,840	$ $	147,924 159,096
Monetta R Dembosz EVP, Operations Manager of Plumas Bank	2012 2011	$ $	135,000 135,000	$ $	0 0	$ $	0 0	$ $	0 14,256	$ $	0 0	$ $	0 0	$ $	2,115 700	$ $	137,115 149,956

(1)	The Company did not grant any stock awards in 2012 or 2011.

(2)	The amounts in column (f) reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 3 to the Company’s audited financial statements for the fiscal year ended December 31, 2012 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2013. No options were granted in 2012.
(3)	The Company did not provide a non-equity incentive plan for its employees during 2012 or 2011.
(4)	The amounts in column (i) include premiums paid and accrued on life insurance policies, personal use of a Company automobile, Company-provided gasoline and cell phone allowance. The amount for Ms. North includes automobile allowances of $9,000 in each of 2012 and 2011.

Non-Equity Incentive Plan

The Company has chosen not to provide a non-equity incentive plan for its employees during 2012 or 2011, and no bonus or incentive payments were made in 2012 or 2011.

Stock Option Awards

We consider equity compensation in the form of annual stock option awards an important component of our total compensation package because it helps align the interests of our executives to those of our shareholders and provides a significant retention benefit. During 2006 the Company’s shareholders approved an amendment and restatement of the Plumas Bank 2001 Stock Option Plan allowing restricted stock awards to employees. The Corporate Governance Committee approves and recommends to the Board for its approval all stock option and restricted stock grants.

There were no stock options granted during the year ended December 31, 2012. On March 16, 2011 options totaling 14,400 each were granted to Ms. North and Ms. Dembosz. During 2010 we chose not to grant any stock options. The Company makes grants of equity-based compensation only at fair market value of our stock at the time of grant. The exercise price of stock options is set at the closing stock price on the date of grant. All option grants have a maximum vesting period of five (5) years and expire no more than ten (10) years from the date of grant. The ability to grant options under the Company’s stock option plan terminated on March 21, 2011, and therefore until a new stock option plan is approved by its shareholders no additional options will be granted.

The Company incorporates the officer’s position level in the determination of the total value of the equity-based compensation to be included in the officer’s total compensation. The higher the officer level the more options/restricted stock that may be granted to the officer. Additional options may be granted to an individual based on outstanding achievement. This is consistent with the Company’s philosophy of rewarding those officers who have the most impact on our performance.

Post-Employment Benefits

We consider providing significant post-employment benefits in the form of providing salary continuation benefits to our executives as an important part of their total executive compensation to reward them for their service and loyalty to the Company. The Company has entered into salary continuation agreements with Mr. Ryback and Ms. Dembosz. The purpose of the salary continuation agreements is to provide special incentive to the experienced executive officer to continue employment with the Company on a long-term basis. The agreements provide the executive with salary continuation benefits of up to $62,000 per year for 15 years after retirement at age 65. In the event of death prior to retirement, the executive’s beneficiary will receive salary continuation benefits at a reduced amount depending on the length of service with the Company or in the case of Mr. Ryback his beneficiary is entitled to a portion of the death benefits pursuant to a split dollar agreement. In the event of disability wherein the executive does not continue employment with the Company, the executive is entitled to salary continuation benefits, at a reduced amount depending on the length of service with the Company, beginning at age 65 or on the date on which he is no longer entitled to disability benefits under the Company’s group disability insurance, whichever is earlier. If the executive terminates employment with the Company for a reason other than death or disability prior to the retirement age of 65, such person will be entitled to salary continuation benefits at a reduced amount depending on the length of service with the Company. The vesting of salary continuation benefits for Mr. Ryback occurs at a rate that provides for a 90% vesting at age 60 and 2% per year for the next five years of service, for a total vesting of 100%. Ms. Dembosz’s salary continuation benefits were approximately 32% vested at age 60. Between age 60 and 65 her vesting will increase at an annual rate of between 13% and 15% per year and she will become fully vested at age 65.

In the event of a change of control of the Company and the executive terminates employment with the Company or its successor within a period of 24 months after such change in control, then the executive may elect full vesting of his salary continuation payments and the payment of the salary continuation benefits beginning with the month following the month of termination, subject to the reduction of benefits if the benefits result in a limitation of deductibility of such benefits for the Company under Section 280G of the Internal Revenue Code. The salary continuation benefits are informally funded by single premium life insurance policies with the executive as the insured parties and the Company as the beneficiary of the policies.

The Company has entered into a split dollar agreement with Mr. Ryback. The purpose of the split dollar agreement is to provide special incentive to Mr. Ryback to continue employment with the Company on a long-term basis. To accomplish this, the Company agrees to divide the net death proceeds of life insurance policies on Mr. Ryback’s life with Mr. Ryback’s beneficiary. However, Mr. Ryback’s rights or interests in the split dollar policies no longer exist once he ceases to be employed by the Company for any reason whatsoever prior to normal retirement age provided that he has received or had the opportunity to receive any benefit under his executive salary continuation agreement.

The Company has agreed to pay the taxes on the imputed income on the life insurance benefit provided to Mr. Ryback under the split dollar agreement. However, the Company is precluded from making tax gross up payments while the Company has funds outstanding from the United States Treasury under the Capital Purchase Program and therefore during this period he is responsible for the payment of these taxes.

During 2008 the split dollar and salary continuation agreements of Mr. Ryback were amended to insure compliance with section 409A of the Internal Revenue Code.

Perquisites

We offer a qualified 401(k) plan in which the named executive officers participate on the same terms as all other employees. On April 1, 2010 we discontinued the Company’s matching contribution but hope to reinstate it in the future. In addition we offer medical, dental and vision plans under the same terms to all employees. Other perquisites and benefits, which do not represent a significant portion of the named executive’s total compensation, include for Mr. Ryback a Company provided automobile, company provided gasoline and maintenance and the payment of Mr. Ryback’s portion of the split dollar insurance. During 2012 and 2011, Ms. North received a $750 monthly automobile allowance. Mr. Ryback, Ms. Dembosz and Ms. North also receive a monthly allowance to cover the business portion of their cellular phone use and are provided with gasoline for the business use of their automobiles. These plans, and the contributions we make to them, provide an additional benefit to attract and retain executive officers of the Company.

Outstanding Equity Awards at Fiscal Year-End

Name (8)	Option Awards							Stock Awards
				Equity Incentive Plan Awards:						Equity Incentive Plan	Equity Incentive Plan
	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market value of Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)		(c)	(d)	(e)		(f)	(g)	(h)	(i)	(j)
Andrew J. Ryback	2,812 3,000 2,812 10,400 5,900	(1) (5) (2) (3) (4)	0 0 0 0 0	N/A	$ $ $ $ $	13.19 12.67 14.19 16.37 12.40	12/17/2013 04/02/2014 12/15/2014 03/01/2015 02/20/2016	$0	$0	$0	$0
B. J. North	3,600	(6)	10,800	N/A		$2.95	03/16/2019	$0	$0	$0	$0
Monetta R. Dembosz	2,812 2,812 10,400 5,900 3,600	(1) (2) (3) (4) (6)	0 0 0 0 10,800	N/A	$ $ $ $ $	13.19 14.19 16.37 12.40 2.95	12/17/2013 12/15/2014 03/01/2015 02/20/2016 03/16/2019	$0	$0	$0	$0

(1)	Options vest 20% per year beginning 12/17/2004
(2)	Options vest 20% per year beginning 12/15/2005
(3)	Options were granted 3/1/2007, have an eight year life and vest 25% per year beginning 3/01/2008
(4)	Options were granted 2/20/2008, have an eight year life and vest 25% per year beginning 2/20/2009
(5)	Options vest 20% per year beginning 04/02/2005
(6)	Options were granted 3/16/2011, have an eight year life and vest 25% per year beginning 3/16/2012

Potential Payments Upon Termination Or Change of Control

The following is a discussion of the payments that may come due to a named executive officer following a change of control or the termination of the named executive officer. Regardless of the manner in which a named executive officer’s employment terminates, he is entitled to receive amounts earned during his term of employment including all unused vacation pay and amounts vested through the Bank’s 401(k) Plan. Upon termination of employment, a named executive officer also has the right to exercise all vested stock options, unless their termination is for cause.

The Company is limited in its ability to make change of control, bonus or termination of employment payments described in this proxy statement to its most highly paid employee while the Company has funds outstanding from the United States Treasury under the Capital Purchase Program.

Payments Made Upon a Change in Control

Salary Continuation Agreements: The Company has entered into salary continuation agreements with Mr. Ryback and Ms. Dembosz. The agreements for Mr. Ryback and Ms. Dembosz provide the executive with salary continuation benefits of up to $62,000 per year for 15 years after retirement.

In the event of a change of control of the Company and the executive terminates employment with the Company or its successor within a period of 24 months after such change in control, then the executive may elect full vesting of his salary continuation payments and the payment of the salary continuation benefits beginning with the month following the month of termination, subject to the reduction of benefits if the benefits result in a limitation of deductibility of such benefits for the Company under Section 280G of the Internal Revenue Code.

Under the terms of these agreements a change in control is defined as a change in the ownership or effective control of the Employer, or in the ownership of a substantial portion of the assets of the Employer, as such change is defined in section 409A of the Internal Revenue Code and regulations thereunder.

Compensation of Directors

Director Compensation: During 2012, non-employee Directors, except the Chairman, each received $1,890 per month for serving on the Plumas Bancorp’s and Plumas Bank’s Board of Directors and committees. The Chairman received $2,385 per month.

Deferred Fee Agreements: The Company has entered into a Deferred Fee Agreement with board member Blickenstaff. The purpose of the Deferred Fee Agreements is to provide a board member an opportunity to defer his or her director fees as an incentive to continue service with the Company. The agreement provides for deferral of director fees to the earlier of an agreed upon distribution date or the termination of director services for any reason. The Company will accrue interest on all deferred director fees at an annual floating percentage rate of the current Wall Street Journal Prime Rate minus 1%. In the event of death prior to retirement, the beneficiary will receive full-deferred fee benefits. In the event of disability wherein the director does not continue service with the Company, the director is entitled to the full-deferred fee benefit accrued up to the point of director’s termination of service.

Non-Qualified Stock Options: On March 16, 2011 the Company granted to each of its directors 3,200 in non-qualified stock options with an exercise price of $2.95 per share. The options vest 25% per year beginning on March 16, 2012 and have an eight year life. No stock options were granted to directors during 2012. The Company makes grants of non-qualified stock options only at fair market value of our stock at the time of grant. All option grants have a maximum vesting period of five (5) years and expire no more than ten (10) years from the date of grant. Upon a change in control all stock options held by directors may vest and become exercisable.

Director Emeritus Plans

Director Retirement Agreement: The Company has entered into Director Retirement (fee continuation) Agreements with its non-employee Directors excluding Mr. Elliott. Mr. Elliott retired as President and Chief Executive Officer of the Company during 2005 and is currently receiving benefits under his executive salary continuation agreement. The purpose of the fee continuation agreements is to provide a retirement benefit to the board members as an incentive to continue informal service with the Company. The agreement provides for fee continuation benefits of up to $10,000 per year with a term of 12 years after retirement with the exception of board members Flournoy and McClintock’s agreements which have a term of 15 years. In the event of death prior to retirement, the beneficiary will receive full fee continuation benefits, with the exception of Messrs. Flournoy and McClintock’s beneficiary who would be entitled to receive a lump sum payment of $30,000. In the event of disability wherein the director does not continue service with the Company, the director is entitled to fee continuation benefits, at a reduced amount depending on the length of service with the Company, beginning the month following termination of service. The agreements, with the exception of Messrs. Flournoy and McClintock’s agreement, allow for a Hardship Distribution under specified circumstances. Hardship Distributions are limited to the amount the Company had accrued under the terms of the agreement as of the day the director petitioned the Board to receive a Hardship Distribution. Upon a change in control the director is eligible to receive the full fee continuation benefits upon the director’s termination of service. The fee continuation benefits, with the exception of Mr. McClintock’s benefits, are informally funded by single premium life insurance policies. The directors are the insured parties and the Company is the beneficiary of the respective policies.

Post-Retirement Consulting Agreement: The Company has entered into Post-Retirement Consulting Agreements with its non-employee Directors with the exception of Messrs. Flournoy, Elliott and McClintock. The purpose of the Agreement is to provide consideration to the board members in exchange for consulting services after their retirement from the Board. The agreements provide for consulting fees of $10,000 per year for 3 years after retirement. In the event of death prior to completion of the consulting services, the beneficiary will receive death benefits equal to the remaining unpaid consulting fee benefits. In the event of disability wherein the retired director is unable to continue consulting services with the Company, the Company may terminate the director’s post-retirement consulting services. If the retired director voluntarily terminates his or her consulting services for other than good reason or if the Company terminates the director’s post-retirement consulting services for cause, the Post-Retirement Consulting Agreement shall terminate.

The table below summarizes the compensation paid by the Company to non-employee Directors for the fiscal year ended December 31, 2012.

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards ($)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Daniel E. West	$28,620	N/A	$0	N/A	N/A	$0	$28,620
Terrance J. Reeson	$22,680	N/A	$0	N/A	N/A	$0	$22,680
Alvin G. Blickenstaff	$22,680	N/A	$0	N/A	$0	$0	$22,680
William E. Elliott	$22,680	N/A	$0	N/A	N/A	$0	$22,680
Gerald W. Fletcher	$22,680	N/A	$0	N/A	N/A	$0	$22,680
John Flournoy	$22,680	N/A	$0	N/A	N/A	$0	$22,680
Arthur Grohs	$22,680	N/A	$0	N/A	N/A	$0	$22,680
Robert J. McClintock	$22,680	N/A	$0	N/A	N/A	$0	$22,680

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Crowe Horwath LLP served as certified independent public accountants for the audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2012. Crowe Horwath LLP was appointed as the Company’s independent public accountant on November 1, 2011 as a result of the Company’s previous independent auditor, Perry-Smith LLP, combining with Crowe Horwath LLP on that date. The Company’s Board of Directors has determined the firm of Crowe Horwath LLP to be fully independent of the operations of Plumas Bancorp. Proposal 3 is nonbinding. If the appointment is not ratified, our Audit Committee will consider whether to appoint another independent registered public accounting firm in its discretion. If the appointment is ratified, our Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time if it determines that such a change would be advisable.

Aggregate fees billed by Crowe Horwath LLP and Perry-Smith LLP to Plumas Bancorp and Plumas Bank and the percentage of those fees that were pre-approved by the Company’s Audit Committee for the years ended 2012 and 2011 are as follows:

		Percentage Pre-Approved		Percentage
	2012		2011	Pre-Approved
Audit fees	$213,000	100%	$193,000	100%
Audit-related fees	15,000	100%	19,000	100%
Tax fees	20,000	100%	18,000	100%

Total fees	$248,000	100%	$230,000	100%

The Audit Committee of the Bancorp has considered the provision of non-audit services provided by Crowe Horwath LLP and Perry-Smith LLP to be compatible with maintaining the independence of Crowe Horwath LLP and Perry-Smith LLP.

It is anticipated that a representative of Crowe Horwath LLP will be present at the annual meeting of shareholders and will be available to respond to appropriate questions from shareholders at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF CROWE HORWATH LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

PROPOSAL 5

Approval of Plumas Bancorp 2013 Stock Option Plan

Purpose

The purpose of the Plumas Bancorp 2013 Stock Option Plan (“2013 Plan”) is to secure for the Company and its shareholders the benefits of the incentive inherent in common stock ownership by directors, executive officers and certain key employees who will be largely responsible for the Company’s future growth and continued financial success. The 2013 Plan provides specifically long-term incentives (“Awards”) in the form of incentive and nonqualified stock options. The 2013 Plan is for a term of 10 years. Currently, the Company does not have a stock option plan as the 2001 Plan expired in 2011. A copy of the 2013 Plumas Bancorp Stock Option Plan is attached as Appendix A to this proxy statement.

The issuance of shares of Company stock under the 2013 Plan is subject to prior compliance with federal and state securities laws which may be satisfied by the Company filing a registration statement on SEC Form S-8.

Administration

The 2013 Plan is administered by the Board of Directors through its Corporate Governance Committee, (the “Committee”), which is composed of independent directors. The Committee selects the directors, executive officers and certain key employees who receive Awards, the number of shares of the Awards may be exercised into and all terms and conditions of the option awards. The Committee also certifies the level of attainment of performance targets, as applicable with respect to Awards where vesting is performance based.

Eligibility; Forms of Awards

Awards may be granted only to present or future directors, executive officers and certain key employees of the Company, including its subsidiaries. The Company as of April 1, 2013 had eight directors and forty-two executive officer and key employees eligible to participate in the 2013 Plan. The Committee grants Awards to directors, executive officers and certain key employees selected by the Committee. The Committee has not made any Awards under the 2013 Plan and has made no decision on the allocation or grant of Awards in any amount to any specific person or persons eligible to be granted Awards.

Maximum Stock Award Levels

The maximum number of shares available for all Awards under the 2013 Plan is up to 500,000 shares of the Company’s common stock. No more than 500,000 shares may be issued pursuant to Awards of incentive stock options. No individual participant may be granted Awards in any single calendar year during the term of the 2013 Plan for more than 50,000 shares of common stock. For purposes of the foregoing limitation, the number of shares in awards that are made with respect to a period longer than one calendar year shall be considered to have been made on a pro rata basis in the calendar years during such period.

Qualifying Performance Criteria

In addition to grants of Awards that vest solely upon the lapse of time, Awards of nonqualified stock options may be, in the discretion of the Committee, contingent upon achievement of qualifying performance criteria. The Committee will determine the specific targets for the selected qualifying performance criteria. Following the applicable performance period, the Committee will determine the extent to which the criteria have been achieved and the corresponding level to which vesting requirements have been satisfied and will certify these determinations in writing.

The qualifying performance criteria will be based on one or more of the following measures: net sales; revenue; gross profit; operating profit; net earnings; earnings per share; profit margin (gross, operating or net); loan losses, efficiency ratio; acquisition integration synergies; acquisition integration milestone achievements; total stockholder return; expense reduction, federal banking agency safety and soundness rating; or financial return ratios and/or other relevant financial metrics.

The foregoing measures may be based on the Company as a whole or on a business unit, affiliate or subsidiary, either individually, or in any combination, as determined by the Committee.

Stock Options

Stock options awarded may be either incentive stock options or nonqualified stock options. Options will expire no later than 10 years after the date of grant. The exercise price of stock options may not be less than the fair market value of common stock on the date of grant. The Committee may establish other vesting or performance requirements which must be met prior to the exercise of the stock options.

Adjustments

The number, class and price of Awards of stock options are subject to appropriate adjustment in the event of certain changes in Company common stock, including stock dividends, stock splits, recapitalizations, reorganizations, corporate separation or division, mergers, consolidations, split-ups, combinations or exchanges of shares and similar transactions.

Change in Control

Unless the Committee otherwise expressly provides in the agreement relating to an award, in the event a participant’s employment with the Company terminates pursuant to a change in control (as defined in the 2013 Plan) all of the participant’s outstanding options will become immediately fully vested and exercisable.

Amendment of the Plan

The Board of Directors may amend or suspend the 2013 Plan at any time and from time to time; provided, however, that the Board of Directors shall submit for stockholder approval any amendment (other than an amendment pursuant to the adjustment provisions described above) required to be submitted for stockholder approval by law, regulation or applicable stock exchange requirements or that otherwise would: (1) increase the maximum stock Award levels described above; (2) reduce the price at which stock options may be granted to below fair market value on the date of grant; (3) reduce the option price of outstanding stock options; (4) extend the term of the 2013 Plan; or (5) change the class of persons eligible to be participants.

General Discussion of Taxation of Awards under the 2013 Plan

The following provides only a general description of the application of federal income tax laws to certain Awards under the 2013 Plan. This discussion is not intended as tax guidance to participants in the 2013 Plan, as the consequences may vary with the types of Awards made (nonqualified or incentive stock option), the identity of the participants, and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

The 2013 Plan provides that the Company has the right to require the recipient of any Award under the 2013 Plan to pay to the Company an amount necessary for the Company to satisfy its obligation to pay the minimum required federal, state, or local income tax, FICA tax, social insurance tax or other required withholding amount applicable to the participant with respect to such Award. The Company may, to the extent permitted by law, withhold from other amounts payable to such individual an amount necessary to satisfy these obligations. Unless the Committee determines otherwise, a participant may satisfy the Company’s withholding obligation by delivering shares of common stock of the Company held by the Award recipient for more than six months.

Incentive Stock Options. If the optionee is employed continuously from the date of grant until at least three months before the option is exercised and otherwise satisfies the requirements of the 2013 Plan and applicable law, the optionee will not recognize taxable income upon exercise of the option. If the optionee is not employed continuously from the date of grant until at least three months before the option is exercised for a reason other than death or disability, the optionee will recognize ordinary income at the time the option is exercised. The Company will be allowed a deduction for federal income tax purposes only if and to the extent that the optionee recognizes ordinary income. Upon exercise of an incentive stock option, the excess of the fair market value of the shares received over the option price at the time of exercise is treated as an item of tax preference which may result in the imposition of the alternative minimum tax.

On a subsequent sale of shares acquired by the exercise of an incentive stock option, gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale and the optionee’s tax basis of the shares sold. If a disposition (generally a sale, exchange, gift or similar lifetime transfer of legal title) of stock received pursuant to an exercise of an incentive stock option does not take place until more than two years after the grant of such option and more than one year after the exercise of such option, any gain or loss realized on such disposition will generally be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to a deduction for income tax purposes in connection with the exercise of the option.

If a disposition of stock received pursuant to an exercise of an incentive stock option occurs within two years after the grant of such option or one year after the exercise of such option, the optionee must treat any gain realized as ordinary income to the extent of the lesser of (i) the fair market value of such stock as of the date of exercise less the option price, or (ii) the amount realized on disposition of the stock less the option price. Such ordinary income realized is deductible by the Company for federal income tax purposes. Any additional amount realized on the disposition will be taxable as either long-term or short-term capital gain depending on the holding period.

Nonqualified Stock Options. In general, when an optionee exercises a nonqualified stock option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and the Company may deduct as an expense the amount of income so recognized by the optionee. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and the optionee’s basis in the shares is equal to the fair market value of the shares on the date of exercise. Upon a subsequent disposition of the shares received on exercise, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as a separate capital gain or loss.

Exceptions to these general rules may arise under the following circumstances: (1) the exercise of outstanding options that become exercisable upon certain major corporate events may result in all or a portion of the difference between the fair market value of the option shares and the exercise price of any shares issuable in respect to such options being characterized “parachute payments” in which case a 20% excise tax is imposed on the optionee on any amount so characterized and the Company will be denied any tax deduction for such amount, and (2) an Award may be taxable to the participant at 20 percentage points above ordinary income tax rates at the time it becomes vested, plus interest, even if that is prior to the delivery of the cash or common stock of the Company in settlement of the Award, if the Award constitutes “deferred compensation” under Section 409A of the Code, and the requirements of Section 409A of the Code are not satisfied.

In addition, section 164(m) of the Internal Revenue Code of 1986, as amended (the “Code”) will apply to restrict the deductibility of compensation for covered employees in excess of $1 million, unless the compensation is performance based and the administration of the 2013 Plan meets the “independent” administration requirements of Section 164(m).

Other Information

In the event of a Change in Control (as defined 2013 Stock Option Plan), outstanding options shall immediately and fully vest.

The Committee may, in its discretion, provide in an agreement evidencing any Award that, in the event that the participant engages, within a specified period after termination of employment or cessation of directorship , in certain activity specified by the Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), the participant will forfeit all rights under any Awards that remain outstanding as of the time of such act and will return to the Company an amount of shares of Common Stock with a Fair Market Value (determined as of the date such shares are returned) equal to the amount of any gain realized upon the exercise of or lapsing of restrictions on any Award that occurred within a specified time period.

The closing price of Company common stock reported on NASDAQ for

March 22, 2013, was $5.29 per share.

APPROVAL OF THE PLUMAS BANCORP 2013 STOCK OPTION PLAN REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK REPRESENTED AND VOTING AT THE MEETING.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE PLUMAS BANCORP 2013 STOCK OPTION PLAN.

Shareholder Proposals

Stockholder Proposals: In order for a stockholder proposal to be considered for inclusion in the Company’s proxy statement for next year’s annual meeting, the written proposal must be received by the Company no later than December 10, 2013 and should contain such information as is required under the Company’s Bylaws. Such proposals will need to comply with the SEC’s regulations regarding the inclusion of shareholder proposals in the Company’s proxy materials.

Nomination of Director Candidates: The Company’s Bylaws permit stockholders to nominate directors at a shareholder meeting. In order to make a director nomination at an annual stockholder meeting, it is necessary that you notify the Company not less than 120 days before the first anniversary of the date that the proxy statement for the preceding year’s annual meeting was first sent to stockholders. The Company’s 2013 Proxy Statement was first sent to stockholders on April 9, 2013. Thus, in order for any such nomination notice to be timely for next year’s annual meeting, it must be received by the Company not later than December 10, 2013. In addition, the notice must meet all other requirements contained in the Company’s Bylaws and include any other information required pursuant to Regulation 14A under the Exchange Act.

Copy of Bylaw Provisions: You may contact the Investor Relations Officer, Ms. Elizabeth Kuipers, at the Company for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates. Additionally, a copy of the Company’s Bylaws can be accessed at http://www.plumasbank.com. Click on the “Investor Relations tab” and then Governance Documents.

Certain Transactions

Some of the directors and executive officers of Plumas Bancorp and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, Plumas Bancorp in the ordinary course of the Company’s business, and Plumas Bancorp expects to have banking transactions with such persons in the future. In management’s opinion, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features.

Other Matters

Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

Available Information

Plumas Bancorp’s common stock is registered under the Securities Exchange Act of 1934 and as a result the Company is required to file annual reports, quarterly reports and other periodic filings with the Securities and Exchange Commission (the “SEC”) and are posted and are available at no cost on the Company’s website, www.plumasbank.com, as soon as reasonably practicable after Plumas Bancorp files such documents with the SEC. These reports and filings are also available for inspection and/or printing at no cost through the SEC website, www.sec.gov. In addition, regulatory report data for both Plumas Bancorp and Plumas Bank are available for inspection and/or printing at no cost through the Federal Financial Institutions Examination Council’s (the “FFIEC”) website, www.ffiec.gov and the Federal Deposit Insurance Corporation’s (the “FDIC”) website, www.fdic.gov, respectively.

You may request an additional copy of the proxy statement, 10-K, 2012 annual report to shareholders, and form of proxy as to this annual meeting or all future shareholder meetings by calling us at 1.888.375.8627, by writing to us at Plumas Bancorp, 35 S. Lindan Avenue, Quincy, California 95971, Attn: Ms. Elizabeth Kuipers, Vice President and Investor Relations Officer, or by email at investorrelations@plumasbank.com.

APPENDIX A

Plumas Bancorp 2013 Stock Option Plan

1.	Purpose. The purpose of the 2013 Stock Option Plan is to secure for Plumas Bancorp (the “Company”) and its stockholders the benefits of the incentive inherent in common stock ownership by the directors, executive officers and certain key employees of the Company and its subsidiary Plumas Bank who will be mainly responsible for the Company’s future growth and continued financial success by providing this management group with incentive for long term superior performance. It is intended that such purpose will be effected through the granting of stock options that may be subject to performance-based conditions.

2.	Definitions. For purposes of this Plan:

(a)	“Award” shall mean an award of options granted under this Plan.

(b)	“Change in Control” shall have the meaning set forth in Section 13(b).

(c)	“Committee” shall have the meaning set forth in Section 4.

(d)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)	“Common Stock” shall mean the Issuer’s common stock.

(f)	“Company” shall mean the Issuer (Plumas Bancorp) and its Subsidiaries.

(g)	“Disability” or “Disabled” shall mean shall have the meaning as defined in Section 22(e)(3) of the Code.

(h)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(i)	“Fair Market Value” shall mean the fair market value of the Issuer’s common stock on the date of measurement or on any date as determined by the Committee in compliance with Section 409A of the Code (independent appraisal may be required if the Company’s shares are thinly traded at the date of the Award grant).

(j)	“Issuer” shall mean Plumas Bancorp.

(k)	“Qualifying Performance Criteria” shall have the meaning set forth in Section 6(a).

(l)	“Regulations” shall have the meaning set forth in Section 4(c).

i

(m)

“Retirement” shall mean (i) termination of the employment of an employee with the Company on or after the employee’s 65th birthday or (ii) cessation of a directorship after the director’s 70th birthday or if the director has completed 10 years as a director of the Company. For purposes of this Section 2(n) and all other purposes of this Plan, Retirement shall also mean termination of employment of an employee with the Company for any reason (other than the employee’s death, Disability, resignation, willful misconduct or activity deemed detrimental to the interests of the Company) where, on termination, the employee’s attained age (expressed as a whole number) plus completed years of service (expressed as a whole number) plus one (1) equals at least 70 and the employee has completed 10 years of service with the Company and, where applicable, the employee has executed a general release, a covenant not to compete and/or a covenant not to solicit.

(n)	“Subsidiary” shall mean any corporation which at the time qualifies as a subsidiary of the Issuer under the definition of “subsidiary corporation” in Section 424 of the Code.

(o)	“Tax Date” shall have the meaning set forth in Section 12(a).

(p)	“Withholding Tax” shall have the meaning set forth in Section 12(c).

3.	Amount of Stock.

(a)	Aggregate Limitation. The aggregate amount of Common Stock which may be made subject to Awards under the Plan shall not exceed 500,000 shares plus the number of shares that are subject to Awards granted hereunder that terminate or expire or are cancelled or forfeited during the term of this Plan without being exercised or fully vested. Notwithstanding anything to the contrary contained herein: (i) shares that participants tender during the term of this Plan to pay the purchase price of options in accordance with Section 7(b)(5) shall not be added to the aggregate Plan limit described above; (ii) shares that the Company retains or causes participants to surrender to satisfy Withholding Tax requirements in accordance with Section 12 shall not be added to the aggregate Plan limit described above; and (iii) shares that are repurchased by the Company using option exercise proceeds shall not be added to the aggregate Plan limit described above. Substitute or assumed Awards made under Section 18 shall not be considered in applying this limitation.

(b)	Individual Limitation. No individual participant may be granted Awards in any single calendar year during the term of this Plan in respect of more than 50,000 shares of Common Stock. For purposes of the foregoing limitation, the number of shares in Awards that are made with respect to a period longer than one calendar year shall be considered to have been made on a pro rata basis in the calendar years during such period. Substitute or assumed Awards made under Section 18 shall not be included in applying this limitation.

(c)	Limitation on Full-Value Awards. The aggregate number of shares of Common Stock which may be made subject to Awards under Section 7 shall not exceed 500,000 shares during the term of this Plan.

(d)	Maximum Number of Incentive Stock Options. The number of shares of Common Stock with respect to which incentive stock options may be granted shall not exceed 500,000 shares during the term of this Plan.

(e)	Adjustment. The limitations under Sections 3(a), (b), (c) and (d) are subject to adjustment in number and kind pursuant to Section 11.

(f)	Treasury or Market Purchased Shares. Common Stock issued hereunder may be authorized and unissued shares or issued shares acquired by the Company on the market or otherwise.

4.	Administration. The Plan shall be administered under the supervision of the Board of Directors of the Issuer, which may exercise its powers, to the extent herein provided, through the agency of its Corporate Governance Committee (the “Committee”), which shall be appointed by the Board of Directors of the Issuer.

(a)	Composition of Committee. The Committee shall consist of not less than two (2) members of the Board who qualify as “nonemployee directors” as defined in Securities and Exchange Commission Rule 16b-3 under the Exchange Act.

(b)	Delegation and Administration. The Committee may delegate the administration of the Plan to an officer or officers of the Issuer, and such administrator(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of shares of Common Stock upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Committee may specify, provided that in no case shall any such administrator be authorized to grant Awards under the Plan. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such administrator, provided that the actions and interpretations of any such administrator shall be subject to review and approval, disapproval or modification by the Committee.

(c)	Regulations. The Committee, from time to time, may adopt rules and regulations (“Regulations”) for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate. The interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors, be final and conclusive.

(d)	Records and Actions. The Committee shall maintain a written record of its proceedings. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.

(e)	Compliance with the Interagency Guidance on Sound Incentive Compensation Policies. The Committee in making any equity based award in this Plan shall comply with the Interagency Guidance on Sound Incentive Compensation Policies to ensure that any such award which may be deemed to be incentive compensation ( ie. any award based on the achievement of one or more metrics) does not encourage imprudent risk taking. A stock option that vests based on the lapse of time is not covered by such guidance.

In determining a grant of any award under this Plan that is deemed to be incentive compensation, the Committee shall consider incentives that appropriately balance risk and rewards, be compatible with effective controls and risk-management, and be supported by strong corporate governance, including active and effective oversight by the Committee and the Company’s board of directors.

5.	Eligibility. Awards may be granted only to present or future directors, executive officers and key employees of the Company, including Subsidiaries which become such after the effective date of the Plan. Any director, executive officer or key employee of the Company shall be eligible to receive one or more Awards under the Plan, except any director who is not an officer or employee of the Company shall be ineligible to receive an Award that includes any incentive stock option. The adoption of this Plan shall not be deemed to give any person any right to an Award, except to the extent and upon such terms and conditions as may be determined by the Committee.

6.	Qualifying Performance Criteria. Awards stock options other than incentive stock options under this Plan in the discretion of the Committee may be, contingent upon achievement of Qualifying Performance Criteria that have been selected after consideration of and compliance with the Interagency Guidance on Sound Incentive Compensation Policies.

(a)	Available Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award:

(1)	net sales (including individual net sales),

(2)	revenue,

(3)	gross profit,

(4)	operating profit,

(5)	net earnings,

(6)	earnings per share,

(7)	profit margin (gross, operating or net),

(8)	loan losses,

(9)	acquisition integration synergies (measurable savings and efficiencies resulting from integration),

(10)	acquisition integration milestone achievements,

(11)	efficiency ratio,

(12)	total stockholder return,

(13)	expense reduction,

(14)	existence of any publicly disclosed banking regulatory order and

(15)	financial return ratios (including return on equity, return on assets or net assets, return on capital or invested capital and return on operating profit).

(b)	Adjustments. The Committee may adjust any evaluation of performance under a Qualifying Performance Criteria to exclude the effects of any of the following items or events that occurs or otherwise impacts reported results during a performance period: (1) asset write-downs, (2) litigation or claim judgments or settlements, (3) changes in tax law, accounting principles or other such laws or provisions affecting reported results, (4) accruals for reorganization or restructuring programs, (5) acquisition and integration expenses and purchase accounting, (6) share-based payments, and (7) any extraordinary non-recurring items appearing in the Issuer’s financial statement for the applicable year. Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award, the number of shares, stock options or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

(c)	Establishment and Achievement of Targets. The Committee shall establish the specific targets for the selected Qualified Performance Criteria. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index. In cases where Qualifying Performance Criteria are established, the Committee shall determine the extent to which the criteria have been achieved and the corresponding level to which vesting requirements have been satisfied or other restrictions are to be removed from the Award or the extent to which a participant’s right to receive an Award should lapse in cases where the Qualifying Performance Criteria have not been met, and shall certify these determinations in writing. The Committee may provide for the determination of the attainment of such targets in installments where it deems appropriate.

v

7.	Stock Options. Stock options under the Plan shall consist of incentive stock options under Section 422 of the Code or nonqualified stock options (options not intended to qualify as incentive stock options), as the Committee shall determine.

Each option shall be subject to the following terms and conditions:

(a)	Grant of Options. The Committee shall (1) select the directors, executive officers and key employees of the Company and its Subsidiaries to whom options may from time to time be granted, (2) determine whether incentive stock options or nonqualified stock options are to be granted, (3) determine the number of shares to be covered by each option so granted, (4) determine the terms and conditions (not inconsistent with the Plan) of any option granted hereunder (including but not limited to restrictions upon the options, conditions of their exercise (including as to nonqualified stock options, subject to any Qualifying Performance Criteria), or restrictions on the shares of Common Stock issuable upon exercise thereof), and (5) prescribe the form of the instruments necessary or advisable in the administration of options.

(b)	Terms and Conditions of Option. Each option granted under the Plan shall be evidenced by a Stock Option Agreement entered into by the Company and the optionee, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan, and in the case of an incentive stock option not inconsistent with the provisions of the Code applicable to incentive stock options, as the Committee shall prescribe:

(1)	Number of Shares Subject to an Option. The Stock Option Agreement shall specify the number of shares of Common Stock subject to the Agreement.

(2)	Option Price. The purchase price per share of Common Stock purchasable under an option will be determined by the Committee but will be not less than the Fair Market Value of a share of Common Stock on the date of the grant of the option, except as provided in Section 18 relating to assumed or substitute Awards.

(3)	Option Period. The period of each option shall be fixed by the Committee, but no option shall be exercisable after the expiration of ten years from the date the option is granted.

(4)	Consideration. Unless the Committee determines otherwise, each optionee, as consideration for the grant of an option, shall be in the employ of the Company at the date of the granting of such option or be a director at the date of the granting of such option.

(5)	Exercise of Option. The Committee shall determine the time or times at which an option may be exercised in whole or in part during the option period. An optionee may exercise an option by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such written notice must be accompanied by payment in full of the purchase price and Withholding Taxes (as defined in Section 12 hereof), due either (i) by check, (ii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iii) in shares of Common Stock owned by the optionee having a Fair Market Value at the date of exercise equal to such purchase price and Withholding Taxes, provided that payment in shares of Common Stock will not be permitted unless at least 10 shares of Common Stock are required and delivered for such purpose and such shares have been held for at least six months by the optionee, (iv) in options of the Optionee that are fully vested and exercisable to acquire a number of shares of Common Stock having a Fair Market Value at the date of exercise equal to such purchase price (“net settled option exercise method”) with any fractional shares to be settled in cash, (v) any combination of the foregoing, or (vi) by any other method that the Committee approves. At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. If the optionee chooses the net settled option exercise method, the optionee’s options vested shall decrease by the total number of options that are exercised. For example, assume an option of 100 shares is granted with an exercise price of $10 a share and is totally exercised when the fair market value of the stock is $25 a share; in this case, 40 shares of the 100 shares would be retained by the Company as payment of the $1,000 exercise price for the option (100 shares times $10 per share exercise price) with the option holder receiving 60 shares directly from the Company in settlement of this option exercise and have no options outstanding to exercise (note the Withholding Taxes would be withheld separately from payroll deduction). Delivery of shares for exercising an option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership. Shares of Common Stock used to exercise an option shall have been held by the optionee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the option. No shares shall be issued until full payment therefor has been made. An optionee shall have the rights of a stockholder only with respect to shares of stock that have been recorded on the Company’s books on behalf of the optionee or for which certificates have been issued to the optionee.

Notwithstanding anything in the Plan to the contrary, the Committee may, in its sole discretion, allow the exercise of a lapsed grant if the Committee determines that: (i) the lapse was solely the result of the Company’s inability to execute the exercise of an option Award due to conditions beyond the Company’s control and (ii) the optionee made valid and reasonable efforts to exercise the Award. In the event the Committee makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

(6)	Non-transferability of Options. No option granted under the Plan shall be transferable by the optionee other than by will or by the laws of descent and distribution, and such option shall be exercisable, during the optionee’s lifetime, only by the optionee.

Notwithstanding the foregoing, the Committee may set forth in a Stock Option Agreement at the time of grant or thereafter, that the options (other than incentive stock options) may be transferred to members of the optionee’s immediate family, to one or more trusts solely for the benefit of such immediate family members and to partnerships in which such family members or trusts are the only partners. For this purpose, immediate family means the optionee’s spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of options under this provision will not be effective until notice of such transfer is delivered to the Company.

(7)	Termination of Employment Other than by Retirement, Death or Disability or Cessation of Directorship. If an optionee shall cease to be employed by the Company or its Subsidiary or cease to be a director of the Company for any reason (other than by reason of Retirement, death or Disability), the option shall be exercisable only to the extent that the optionee was otherwise entitled to exercise it at the time of such cessation of employment or directorship with the Company, unless otherwise determined by the Committee. The option shall remain exercisable for three months after such cessation of employment or directorship (or, if earlier, the end of the option period), unless the Committee determines otherwise. The Plan does not confer upon any optionee any right with respect to continuation of employment by the Company.

(8)	Retirement of Optionee. If an optionee shall cease to be employed by the Company or shall cease to be a director by reason of Retirement, all remaining unexercised portion(s) of the option shall lapse, but the vested options shall remain exercisable for the remainder of the option period set forth therein, except that, in the case of an incentive stock option, the option shall remain exercisable for three months following Retirement (or, if earlier, the end of the option period).

(9)	Death or Disability of Optionee. An optionee who ceases to be actively employed or ceases to be a director by reason of Disability shall be treated, for vesting purposes, as though the optionee remained in the employ or as a director of the Company until the time of the optionee’s first becoming disabled. In the event that the optionee’s service terminates as a result of Disability, the term of the option shall expire twelve months (or such other earlier period specified in the stock option agreement) after such Disability but not later than the original expiration date specified in the optionee’s stock option agreement.

Except as otherwise provided in Section 7(b)(12), in the event of the optionee’s death (i) while in the employ of the Company or serving as a director, (ii) while Disabled or (iii) after cessation of employment or directorship due to Retirement, the option shall be fully exercisable as to the extent vested at the time of death by the executors, administrators, legatees or distributees of the optionee’s estate, as the case may be. In the event of the optionee’s death while (i) in the employ of the Company or serving as a director, (ii) within 90 days after cessation of employment for purposes of an incentive stock option granted to optionee , (iii) after cessation of employment or directorship due to Retirement, except for an incentive stock option granted to optionee where the optionee dies more than 90 days after cessation of employment, or (iv) while Disabled, the option shall be exercisable by the executors, administrators, legatees or distributees of the optionee’s estate, as the case may be, at any time during the twelve month period following such death. Notwithstanding the foregoing, no option shall be exercisable after the expiration of the option period set forth in the Stock Option Agreement. In the event any option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representatives of the deceased optionee’s estate or the proper legatees or distributees thereof.

(10)	No Deferral Feature. No option granted under this Plan shall include any feature for the deferral of compensation other than, in the case of an option, the deferral of recognition of income until the later of exercise or disposition of the option under Section 83 of the Code, or the time the stock acquired pursuant to the exercise of the option first becomes substantially vested (as defined in regulations interpreting Section 83 of the Code). The Plan is not intended to provide for an elective deferral of compensation that would be subject to Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or any Stock Option Agreement to ensure that no Awards become subject to Section 409A.

(11)	Incentive Stock Options. Incentive stock options may only be granted to employees of the Issuer and its Subsidiaries and parent corporations, as defined in Section 424 of the Code. In the case of any incentive stock option granted under the Plan, the aggregate Fair Market Value of the shares of Common Stock (determined at the time of grant of each option) with respect to which incentive stock options granted under the Plan and any other plan of the Issuer or its parent or a Subsidiary which are exercisable for the first time by an employee during any calendar year shall not exceed $100,000 or such other amount as may be required by the Code.

(12)	Rights of Transferee. Notwithstanding anything to the contrary herein, if an option has been transferred in accordance with Section 7(b)(6), the option shall be exercisable solely by the transferee. The option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the optionee or optionee’s estate would have been entitled to exercise it if the optionee had not transferred the option. In the event of the death of the optionee prior to the expiration of the right to exercise the transferred option, the period during which the option shall be exercisable will terminate on the date one year following the date of the optionee’s death. In the event of the death of the transferee prior to the expiration of the right to exercise the option, the period during which the option shall be exercisable by the executors, administrators, legatees and distributees of the transferee’s estate, as the case may be, will terminate on the date one year following the date of the transferee’s death. In no event will the option be exercisable after the expiration of the option period set forth in the Stock Option Agreement. The option shall be subject to such other rules as the Committee shall determine.

(13)	No Reload. Options shall not be granted under this Plan in consideration for and shall not be conditioned upon the delivery of shares of Common Stock in payment of the option price and/or tax withholding obligation under any other employee stock option.

8.	[reserved]

9.	Forfeiture of Awards; Recapture of Benefits. The Committee may, in its discretion, provide in an agreement evidencing any Award that, in the event that the participant engages, within a specified period after termination of employment or cessation of directorship , in certain activity specified by the Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), the participant will forfeit all rights under any Awards that remain outstanding as of the time of such act and will return to the Company an amount of shares of Common Stock with a Fair Market Value (determined as of the date such shares are returned) equal to the amount of any gain realized upon the exercise of or lapsing of restrictions on any Award that occurred within a specified time period.

10.	Determination of Breach of Conditions. The determination of the Committee as to whether an event has occurred resulting in a forfeiture or a termination of an Award or any reduction of the Company’s obligations in accordance with the provisions of the Plan shall be conclusive.

x

11.	Adjustment of and Changes in the Common Stock.

(a)	Effect of Outstanding Awards. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided herein or by the Committee, (i) the issuance by the Company of Common Stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations to the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than shares of Common Stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to stock options or other Awards theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary or appropriate.

(b)	Adjustments. If the outstanding Common Stock or other securities of the Company, or both, for which an Award is then exercisable or as to which an Award is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, extraordinary dividend of cash and/or assets, recapitalization, reorganization, corporate separation or division (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend) or any similar event affecting the Common Stock or other securities of the Company, the Committee may appropriately and equitably adjust the number and kind of shares or other securities which are subject to this Plan or subject to any Awards theretofore granted, and the exercise or settlement prices of such Awards, so as to maintain the proportionate number of shares of Common Stock or other securities without changing the aggregate exercise or settlement price.

(c)	Fractional Shares. No right to purchase fractional shares shall result from any adjustment in stock options pursuant to this Section 11. In case of any such adjustment, the shares subject to the stock option shall be rounded down to the nearest whole share.

(d)	Assumption of Awards. Any other provision hereof to the contrary notwithstanding (except for Section 11(a)), in the event the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if it is the surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

12.	Taxes.

(a)	Each participant shall, no later than the Tax Date (as defined below), pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Withholding Tax (as defined below) with respect to an Award, and the Company shall, to the extent permitted by law, have the right to deduct such amount from any payment of any kind otherwise due to the participant. The Company shall also have the right to retain or sell without notice, or to demand surrender of, shares of Common Stock in value sufficient to cover the amount of any Withholding Tax, and to make payment (or to reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of such Withholding Tax, remitting any balance to the participant. For purposes of this paragraph, the value of shares of Common Stock so retained or surrendered shall be the Fair Market Value on the date that the amount of the Withholding Tax is to be determined (the “Tax Date”) and the value of shares of Common Stock so sold or surrendered shall be the actual net sales price per share (after deduction of commissions) received by the Company.

(b)	Notwithstanding the foregoing, if the stock options have been transferred, the optionee shall provide the Company with funds sufficient to pay such Withholding Tax. If such optionee does not satisfy the optionee’s tax payment obligation and the stock options have been transferred, the transferee may provide the funds sufficient to enable the Company to pay such taxes. However, if the stock options have been transferred, the Company shall have no right to retain or sell without notice, or to demand surrender from the transferee of, shares of Common Stock in order to pay such Withholding Tax.

(c)	The term “Withholding Tax” means the minimum required withholding amount applicable to the participant, including federal, state and local income taxes, Federal Insurance Contribution Act taxes, social insurance contributions, payroll tax, payment on account and any other governmental impost or levy.

(d)	The participant shall be entitled to satisfy the obligation to pay any Withholding Tax, in whole or in part, by providing the Company with funds sufficient to enable the Company to pay such Withholding Tax or, unless the Committee determines otherwise, by requiring the Company to retain or to accept upon delivery thereof by the participant shares of Common Stock held by the participant for more than six months having a Fair Market Value sufficient to cover the amount of such Withholding Tax. Each election by a participant to have shares retained or to deliver shares for this purpose shall be subject to the following restrictions: (i) the election must be in writing and be made on or prior to the Tax Date; (ii) the election must be irrevocable; and (iii) the election shall be subject to the disapproval of the Committee.

13.	Change in Control.

(a)	Unless the Committee shall otherwise expressly provide in the agreement relating to an Award, in the event of a Change in Control of the Issuer (as defined below) all outstanding options shall become immediately fully vested and exercisable (to the extent not yet vested and exercisable as of the date of immediately prior to the Change in Control of the Issuer

(b)	For purposes of this Plan, a Change in Control shall be deemed to have occurred on the earliest of the following dates:

(1)	The date any person (as defined in Section 14(d)(3) of the Exchange Act) shall have become the direct or indirect beneficial owner of thirty percent (30%) or more of the then outstanding common shares of the Issuer;

(2)	The date the stockholders of the Issuer approve a merger or consolidation of the Issuer with any other corporation other than (i) a merger or consolidation which would result in the voting securities of the Issuer outstanding immediately prior thereto continuing to represent at least 75% of the combined voting power of the voting securities of the Issuer or the surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Issuer in which no Person acquires more than 50% of the combined voting power of the Issuer’s then outstanding securities;

(3)	The date the stockholders of the Issuer approve a plan of complete liquidation of the Issuer or an agreement for the sale or disposition by the Issuer of all or substantially all of the Issuer’s assets; or

(4)	The date there shall have been a change in a majority of the Board of Directors of the Issuer within a two (2) year period beginning after the effective date of the Plan, unless the nomination for election by the Issuer’s stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the two (2) year period.

(c)	Any stock options not exercised prior to the Change in Control shall terminate, unless the resulting entity in the Change in Control agrees to assume the stock options or substitutes for such, new stock options covering the common stock of the resulting entity with appropriate adjustments as to the number and kind of shares and prices.

14.	Amendment of the Plan. The Board of Directors may amend or suspend this Plan at any time and from time to time; provided, however, that the Board of Directors shall submit for stockholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 11) required to be submitted for stockholder approval by law, regulation or applicable stock exchange requirements or that otherwise would:

(a)	increase the limitations in Section 3;

(b)	reduce the price at which stock options may be granted to below Fair Market Value on the date of grant;

(c)	reduce the option price of outstanding stock options;

(d)	extend the term of this Plan; or

(e)	change the class of persons eligible to be participants.

In addition, no such amendment or alteration shall be made which would impair the rights of any participant, without such participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

15.	Miscellaneous.

(a)	By accepting any benefits under the Plan, each participant and each person claiming under or through such participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or to be taken or made under the Plan by the Company, the Board, the Committee or any other committee appointed by the Board.

(b)	No participant or any person claiming under or through him shall have any right or interest, whether vested or otherwise, in the Plan or in any Award, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Agreement that affect such participant or such other person shall have been complied with.

(c)	Neither the adoption of the Plan nor its operation shall in any way affect the rights and powers of the Company to dismiss or discharge any employee at any time or seek removal of a director.

16.	Term of the Plan. This Plan was approved by the Board of Directors of the Issuer on May 15, 2013 and will become effective on May 15, 2013, subject to the affirmative vote of the holders of a majority of shareholders at the 2013 annual meeting of the Company. The Plan shall expire on May 15, 2023, unless suspended or discontinued earlier by action of the Board of Directors. The expiration of the Plan, however, shall not affect the rights of participants under Awards theretofore granted to them, and all Awards shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

17.	Agreement and Representations of Participant. Unless the shares of stock covered by the Plan have been registered with the Securities Exchange Commission which the Company in its sole discretion may register, each participant shall, by accepting an Award, represent and agree, for himself or herself and his or her transferees by will or the laws of descent and distribution, that all stock will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of an Award, the person entitled to exercise the same shall, upon request of the Company, furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the stock is being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company, at its sole discretion, may take all reasonable steps, including affixing the following legend (and/or such other legend or legends as counsel shall require) on certificates embodying the shares:

The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, pledged, hypothecated or otherwise transferred or offered for sale in the absence of an effective registration statement with respect to them under the Securities Act of 1933 or a written opinion of counsel for the optionee which opinion shall be acceptable to counsel for the Company that registration is not required.

18.	Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to assume the equity-based awards or make substitute Awards under this Plan to an employee of another corporation who becomes an employee of the Company by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for an award granted by such corporation, or (ii) limit the right of the Company to grant options or make other awards outside of this Plan. The terms and conditions of any substitute or assumed Awards may vary from the terms and conditions required by the Plan. Any substitute or assumed Awards that are made pursuant to this Section 18 shall not count against the limitations provided under Section 3.

19.	Governing Law. The validity, construction, interpretation and effect of the Plan and agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of California, without giving effect to the conflict of laws provisions thereof. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration.

20.	Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate or earmark any cash or other property which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation or earmarking, nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.

21.	Compliance with Other Laws and Regulations. This Plan, the grant and exercise of Awards hereunder, and the obligation of the Issuer to sell, issue or deliver shares of Common Stock under such Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Issuer shall not be required to register in a participant’s name or deliver any shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Issuer is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Issuer’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, the Issuer shall be relieved of any liability with respect to the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. No stock option shall be exercisable and no shares of Common Stock shall be issued and/or transferable under any other Award unless a registration statement with respect to the shares underlying such stock option is effective and current or the Issuer has determined that such registration is unnecessary.

22.	Liability of Issuer. The Issuer shall not be liable to a participant or other persons as to (a) the non-issuance or sale of shares of Common Stock as to which the Issuer has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Issuer’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (b) any tax consequence expected, but not realized, by any participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.

23.	Information to Employees. The Company shall provide participants with financial statements of the Company at least annually.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site PLUMAS BANCORP and follow the instructions to obtain your records and to create an electronic voting instruction form. 35 S. LINDAN AVENUE QUINCY, CA 95971 ElEcTRONIc DElIVERY Of fuTuRE PROXY MATERIAlS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIl Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M55780-P37917 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PluMAS BANcORP for Withhold for All All All Except The Board of Directors recommends that you vote fOR the following: Vote on Directors ! ! ! 1. Election of eight (8) persons to be directors. Director Nominees: 01) Alvin G. Blickenstaff 05) Arthur C. Grohs 02) William E. Elliott 06) Robert J. McClintock 03) Gerald W. Fletcher 07) Terrance J. Reeson 04) John Flournoy 08) Daniel E. West Vote on Proposals The Board of Directors recommends you vote fOR the for Against Abstain following proposal: 2. The approval of a non-binding advisory vote on executive compensation, as more fully described in the ! ! ! accompanying Proxy Statement. The Board of Directors recommends you vote 1 Year 2 Years 3 Years Abstain 3 years on the following proposal: 3. A Non-binding Advisory Vote on the Frequency ! ! ! ! of the Advisory Vote on Compensation of named executive officers. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote fOR the following proposals: for Against Abstain 4. Ratification of the appointment of Crowe Horwath LLP ! ! ! as our independent auditors for the fiscal year ending December 31, 2013. 5. Approval of the Plumas Bancorp 2013 Stock Option Plan. ! ! ! 6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERcISE BY fIlING WITH THE SEcRETARY Of THE BANcORP A DulY EXEcuTED PROXY BEARING A lATER DATE OR AN INSTRuMENT REVOKING THIS PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. For address changes and/or comments, please check this box and write them ! on the back where indicated. Please indicate if you plan to attend this meeting. ! ! Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Form 10-K and Shareholder Letter are available at www.proxyvote.com. M55781-P37917 PROXY PluMAS BANcORP THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Messrs. Arthur C. Grohs, Daniel E. West, and Terrance J. Reeson, as proxies with full power of substitution, to represent, vote and act, as designated on the reverse side, with respect to all shares of common stock of Plumas Bancorp (the “Bancorp”) which the undersigned would be entitled to vote at the meeting of shareholders to be held on May 15, 2013 at 10:30 a.m., at the Plumas Bank Credit Administration building located at 32 Central Avenue, Quincy, California or any adjournments thereof, with all the powers the undersigned would possess if personally present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED ON THIS PROXY FOR DIRECTOR AND “FOR” APPROVAL OF A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION, “FOR” EVERY THREE YEARS FOR THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES, “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013, AND “FOR” APPROVAL OF THE PLUMAS BANCORP 2013 STOCK OPTION PLAN. IF NO INSTRUCTION IS SPECIFIED BY THE SHAREHOLDER WITH REGARD TO THE MATTER ON THE PROXY TO BE ACTED UPON, THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THE PROXY “FOR” EACH OF THE NOMINEES FOR DIRECTOR, “FOR” APPROVAL OF A NON-BINDING ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION, “FOR” EVERY THREE YEARS FOR THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES, “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013 AND “FOR” APPROVAL OF THE PLUMAS BANCORP 2013 STOCK OPTION PLAN. IF ANY OTHER MATTER IS PRESENTED AT THE MEETING, THE PROXY HOLDERS WILL VOTE IN ACCORDANCE WITH RECOMMENDATIONS OF MANAGEMENT. Address changes/comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) PlEASE SIGN AND DATE ON THE OTHER SIDE